Exhibit 99.1

CLAYTON WILLIAMS ENERGY ANNOUNCES
THIRD QUARTER 2012 FINANCIAL RESULTS

Midland, Texas, October 25, 2012 (BUSINESS WIRE) - Clayton Williams Energy, Inc. (the “Company”) (NASDAQ-CWEI) today reported its financial results for the third quarter of 2012.

Financial Results for the Third Quarter of 2012

Net loss attributable to Company stockholders for the third quarter of 2012 (“3Q12”) was $7.2 million, or $0.59 per share, as compared to net income of $74.5 million, or $6.13 per share, for the third quarter of 2011 (“3Q11”). Cash flow from operations for 3Q12 was $60.6 million as compared to $55.6 million for 3Q11.

For the nine-months ended September 30, 2012, net income attributable to Company stockholders was $33.4 million, or $2.75 per share, as compared to net income of $109.3 million, or $8.99 per share, for the same period in 2011. Cash flow from operations for the nine-month period in 2012 was $157.9 million as compared to $175.3 million during the same period in 2011.

The key factors affecting the comparability of financial results for 3Q12 versus 3Q11 were:

•
Oil and gas sales increased $1.9 million in 3Q12 versus 3Q11. Production variances accounted for a $6.3 million increase, and price variances accounted for a $6.9 million decrease. Average realized oil prices were $89.48 per barrel in 3Q12 versus $89.36 per barrel in 3Q11, and average realized gas prices were $3.29 per Mcf in 3Q12 versus $5.46 per Mcf in 3Q11. In addition, oil and gas sales in 3Q12 includes $2.5 million of amortized deferred revenue attributable to a volumetric production payment (“VPP”) granted effective March 1, 2012 in connection with the mergers of 24 Southwest Royalties, Inc. limited partnerships. Reported production and related average realized sales prices exclude volumes associated with the VPP.

•
Oil and gas production per barrel of oil equivalent (“BOE”) increased 5% in 3Q12 as compared to 3Q11, with oil production increasing 5% and gas production declining 8%. Oil production increased to 993,000 barrels, or 10,793 barrels per day, as compared to 945,000 barrels, or 10,272 barrels per day, while gas production declined to 2 Bcf, or 21,848 Mcf per day as compared to 2.2 Bcf or 23,859 Mcf per day for 3Q11. Oil and natural gas liquids comprised 77% of the Company's BOE production in 3Q12.

•	Production costs increased 34% from $24.3 million in 3Q11 to $32.6 million in 3Q12 due to a combination of more producing wells and rising costs of field services including salt water disposal costs.

•
Loss on derivatives for 3Q12 was $21.9 million ($20.5 million non-cash mark-to-market loss and $1.4 million realized loss on settled contracts) versus a gain in 3Q11 of $92.3 million ($91.1 million non-cash mark-to-market gain and $1.2 million realized gain on settled contracts). See accompanying tables for additional information about the Company's accounting for derivatives.

•
Depreciation, depletion and amortization expense increased 45% to $37.7 million in 3Q12 versus $25.9 million in 3Q11 due primarily to a 33% increase in the average depletion rate per BOE of production. Most of the increase related to the Company's Wolfbone play in Reeves County, Texas.

•
General and administrative (“G&A”) expenses were $5.8 million in 3Q12 versus $7.1 million in 3Q11. Non-cash employee compensation expense from incentive compensation plans accounted for a $2.2 million credit to expense in 3Q12 versus $1.1 million expense in 3Q11. Cash G&A expenses, excluding non-cash employee compensation expense, increased to $8 million in 3Q12 from $6 million in 3Q11 due primarily to higher personnel costs and a $1 million contribution to a 527 organization.

•	No provision for non-cash impairments of property and equipment was made in 3Q12 as compared to $5 million in 3Q11.

Scheduled Conference Call

The Company will host a conference call to discuss these results and other forward-looking items today, October 25th at 1:30 p.m. CT (2:30 p.m. ET).  The dial-in conference number is: 877-868-1835, passcode 47041399.  The replay will be available for one week at 855-859-2056, passcode 47041399.

To access the conference call via Internet webcast, please go to the Investor Relations section of the Company's website at www.claytonwilliams.com and click on “Live Webcast.” Following the live webcast, the call will be archived for a period of 90 days on the Company's website.

Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  All statements, other than statements of historical or current facts, that address activities, events, outcomes and other matters that we plan, expect, intend, assume, believe, budget, predict, forecast, project, estimate or anticipate (and other similar expressions) will, should or may occur in the future are forward-looking statements.  These forward-looking statements are based on management's current belief, based on currently available information, as to the outcome and timing of future events.  The Company cautions that its future natural gas and liquids production, revenues, cash flows, liquidity, plans for future operations, expenses, outlook for oil and natural gas prices, timing of capital expenditures and other forward-looking statements are subject to all of the risks and uncertainties, many of which are beyond our control, incident to the exploration for and development, production and marketing of oil and gas.

These risks include, but are not limited to, the possibility of unsuccessful exploration and development drilling activities, our ability to replace and sustain production, commodity price volatility, domestic and worldwide economic conditions, the availability of capital on economic terms to fund our capital expenditures and acquisitions, our level of indebtedness, the impact of the current economic recession on our business operations, financial condition and ability to raise capital, declines in the value of our oil and gas properties resulting in a decrease in our borrowing base under our credit facility and impairments, the ability of financial counterparties to perform or fulfill their obligations under existing agreements, the uncertainty inherent in estimating proved oil and gas reserves and in projecting future rates of production and timing of development expenditures, drilling and other operating risks, lack of availability of goods and services, regulatory and environmental risks associated with drilling and production activities, the adverse effects of changes in applicable tax, environmental and other regulatory legislation, and other risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements.

Contact:

Patti Hollums                    Michael L. Pollard
Director of Investor Relations            Chief Financial Officer
(432) 688-3419                    (432) 688-3029
e-mail: cwei@claytonwilliams.com
website: www.claytonwilliams.com

TABLES AND SUPPLEMENTAL INFORMATION FOLLOW . . .

CLAYTON WILLIAMS ENERGY, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (In thousands, except per share)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUES
Oil and gas sales	$101,638	$99,752	$308,116	$300,488
Natural gas services	671	334	1,305	1,108
Drilling rig services	5,348	929	11,478	3,614
Gain on sales of assets	106	49	543	14,570
Total revenues	107,763	101,064	321,442	319,780

COSTS AND EXPENSES
Production	32,564	24,284	93,937	75,237
Exploration:
Abandonments and impairments	306	1,256	2,292	2,307
Seismic and other	2,710	1,842	5,445	5,287
Natural gas services	508	233	956	781
Drilling rig services	5,335	1,673	12,164	4,378
Depreciation, depletion and amortization	37,661	25,901	103,486	74,987
Impairment of property and equipment	—	5,035	5,711	9,459
Accretion of asset retirement obligations	1,069	706	2,628	2,077
General and administrative	5,830	7,142	25,133	22,678
Loss on sales of assets and impairment of inventory	207	114	485	417
Total costs and expenses	86,190	68,186	252,237	197,608
Operating income	21,573	32,878	69,205	122,172

OTHER INCOME (EXPENSE)
Interest expense	(9,786)	(8,717)	(27,817)	(24,304)
Loss on early extinguishment of long-term debt	—	(907)	—	(5,501)
Gain (loss) on derivatives	(21,901)	92,286	9,856	74,128
Other	(559)	527	739	3,514
Total other income (expense)	(32,246)	83,189	(17,222)	47,837
Income (loss) before income taxes	(10,673)	116,067	51,983	170,009
Income tax (expense) benefit	3,497	(41,544)	(18,558)	(60,693)
NET INCOME (LOSS)	$(7,176)	$74,523	$33,425	$109,316

Net income (loss) per common share:
Basic	$(0.59)	$6.13	$2.75	$8.99
Diluted	$(0.59)	$6.13	$2.75	$8.99
Weighted average common shares outstanding:
Basic	12,164	12,163	12,164	12,160
Diluted	12,164	12,163	12,164	12,161

CLAYTON WILLIAMS ENERGY, INC. CONSOLIDATED BALANCE SHEETS (In thousands) ASSETS

	September 30,	December 31,
	2012	2011
CURRENT ASSETS	(Unaudited)

Cash and cash equivalents	$22,694	$17,525
Accounts receivable:
Oil and gas sales	36,770	41,282
Joint interest and other, net	12,357	14,517
Affiliates	513	990
Inventory	44,272	44,868
Deferred income taxes	8,202	8,948
Fair value of derivatives	945	—
Prepaids and other	5,730	14,813
	131,483	142,943
PROPERTY AND EQUIPMENT
Oil and gas properties, successful efforts method	2,497,466	2,103,085
Natural gas gathering and processing systems	45,477	26,040
Contract drilling equipment	88,570	75,956
Other	20,970	19,134
	2,652,483	2,224,215
Less accumulated depreciation, depletion and amortization	(1,271,601)	(1,156,664)
Property and equipment, net	1,380,882	1,067,551

OTHER ASSETS
Debt issue costs, net	10,898	11,644
Fair value of derivatives	7,745	—
Investments and other	15,531	4,133
	34,174	15,777
	$1,546,539	$1,226,271

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable:
Trade	$76,426	$98,645
Oil and gas sales	36,129	37,409
Affiliates	123	1,501
Fair value of derivatives	—	5,633
Accrued liabilities and other	21,088	13,042
	133,766	156,230
NON-CURRENT LIABILITIES
Long-term debt	769,572	529,535
Deferred income taxes	152,022	134,209
Fair value of derivatives	—	494
Asset retirement obligations	51,547	40,794
Deferred revenue from volumetric production payment	39,170	—
Accrued compensation under non-equity award plans	22,675	20,757
Other	861	751
	1,035,847	726,540

STOCKHOLDERS’ EQUITY
Preferred stock, par value $.10 per share	—	—
Common stock, par value $.10 per share	1,216	1,216
Additional paid-in capital	152,515	152,515
Retained earnings	223,195	189,770
Total stockholders' equity	376,926	343,501
	$1,546,539	$1,226,271

CLAYTON WILLIAMS ENERGY, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$(7,176)	$74,523	$33,425	$109,316
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation, depletion and amortization	37,661	25,901	103,486	74,987
Impairment of property and equipment	—	5,035	5,711	9,459
Exploration costs	306	1,256	2,292	2,307
(Gain) loss on sales of assets and impairment of inventory, net	101	65	(58)	(14,153)
Deferred income tax expense (benefit)	(3,497)	41,544	18,558	60,693
Non-cash employee compensation	(2,194)	1,141	2,200	6,104
Unrealized (gain) loss on derivatives	20,511	(91,098)	(14,817)	(82,029)
Accretion of asset retirement obligations	1,069	706	2,628	2,077
Amortization of debt issue costs and original issue discount	548	493	1,587	1,623
Loss on early extinguishment of long-term debt	—	907	—	5,501
Amortization of deferred revenue from volumetric production payment	(2,479)	—	(5,862)	—
Changes in operating working capital:
Accounts receivable	1,893	(1,299)	7,150	768
Accounts payable	7,055	(5,430)	(5,772)	(4,456)
Other	6,819	1,819	7,355	3,090
Net cash provided by operating activities	60,617	55,563	157,883	175,287
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property and equipment	(125,312)	(102,193)	(438,482)	(282,474)
Proceeds from volumetric production payment	609	—	45,032	—
Proceeds from sales of assets	216	361	867	12,466
(Increase) decrease in equipment inventory	4,201	(1,939)	64	2,844
Other	(181)	(23)	(195)	(133)
Net cash used in investing activities	(120,467)	(103,794)	(392,714)	(267,297)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from long-term debt	70,000	103,511	240,000	445,366
Repayments of long-term debt	—	(37,335)	—	(323,500)
Premium on early extinguishment of long-term debt	—	—	—	(2,765)
Proceeds from exercise of stock options	—	—	—	213
Net cash provided by financing activities	70,000	66,176	240,000	119,314
NET INCREASE IN CASH AND CASH EQUIVALENTS	10,150	17,945	5,169	27,304
CASH AND CASH EQUIVALENTS
Beginning of period	12,544	18,079	17,525	8,720
End of period	$22,694	$36,024	$22,694	$36,024

CLAYTON WILLIAMS ENERGY, INC. SUMMARY PRODUCTION AND PRICE DATA (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Oil and Gas Production Data:
Oil (MBbls)	993	945	2,889	2,730
Gas (MMcf)	2,010	2,195	6,154	6,569
Natural gas liquids (MBbls)	115	61	304	217
Total (MBOE)	1,443	1,372	4,219	4,042

Average Realized Prices (a) (b):
Oil ($/Bbl)	$89.48	$89.36	$92.62	$92.70
Gas ($/Mcf)	$3.29	$5.46	$3.46	$5.42
Natural gas liquids ($/Bbl)	$31.37	$54.36	$40.05	$53.00

Gain (Loss) on Settled Derivative Contracts (b):
($ in thousands, except per unit)
Oil:
Net realized loss	$(1,390)	$(3,292)	$(4,961)	$(21,989)
Per unit produced ($/Bbl)	$(1.40)	$(3.48)	$(1.72)	$(8.05)
Gas:
Net realized gain	$—	$4,481	$—	$14,088
Per unit produced ($/Mcf)	$—	$2.04	$—	$2.14

Average Daily Production:
Oil (Bbls):
Permian Basin Area:
Delaware Basin	2,018	170	1,575	61
Other	5,247	6,152	5,473	6,003
Austin Chalk/Eagle Ford Shale	3,199	3,458	3,115	3,418
Other	329	492	378	518
Total	10,793	10,272	10,541	10,000

Natural Gas (Mcf):
Permian Basin Area:
Delaware Basin	1,449	27	780	20
Other	12,246	12,885	12,797	12,991
Austin Chalk/Eagle Ford Shale	1,793	1,958	1,997	2,029
Other	6,360	8,989	6,881	9,022
Total	21,848	23,859	22,455	24,062

Natural Gas Liquids (Bbls):
Permian Basin Area:
Delaware Basin	257	—	117	—
Other	711	366	687	500
Austin Chalk/Eagle Ford Shale	232	215	241	208
Other	50	82	63	87
Total	1,250	663	1,108	795

(Continued)

CLAYTON WILLIAMS ENERGY, INC. SUMMARY PRODUCTION AND PRICE DATA (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Oil and Gas Costs ($/BOE Produced):
Production costs	$22.57	$17.70	$22.27	$18.61
Production costs (excluding production taxes)	$18.99	$13.84	$18.55	$14.77
Oil and gas depletion	$24.36	$18.25	$23.16	$18.01

General and Administrative Expenses (in thousands):
Excluding non-cash employee compensation	$8,024	$6,001	$22,933	$16,574
Non-cash employee compensation(c)	(2,194)	1,141	2,200	6,104
Total	$5,830	$7,142	$25,133	$22,678
______

(a)
Oil and gas sales for 2012 includes $2.5 million for the three months ended September 30, 2012 and $5.9 million for the nine months ended September 30, 2012 of amortized deferred revenue attributable to the volumetric production payment (“VPP”) effective March 1, 2012. The calculation of average realized sales prices for 2012 excludes production of 32,788 barrels of oil and 14,826 Mcf of gas for the three months ended September 30, 2012 and 77,755 barrels of oil and 32,000 Mcf of gas for the nine months ended September 30, 2012 associated with the VPP.

(b)
Hedging gains/losses are only included in the determination of the Company's average realized prices if the underlying derivative contracts are designated as cash flow hedges under applicable accounting standards. The Company did not designate any of its 2012 or 2011 derivative contracts as cash flow hedges. This means that the Company's derivatives for 2012 and 2011 have been marked-to-market through its statement of operations as other income/expense instead of through accumulated other comprehensive income on the Company's balance sheet. This also means that all realized gains/losses on these derivatives are reported in other income/expense instead of as a component of oil and gas sales.

(c)	Non-cash employee compensation relates to the Company’s non-equity award plans.

CLAYTON WILLIAMS ENERGY, INC. COMPUTATION OF EBITDAX (Unaudited) (In thousands)

EBITDAX is presented as a supplemental non-GAAP financial measure because of its wide acceptance by financial analysts, investors, debt holders, banks, rating agencies and other financial statement users as an indication of an entity's ability to meet its debt service obligations and to internally fund its exploration and development activities.

The Company defines EBITDAX as net income (loss) before interest expense, income taxes, exploration costs, net (gain) loss on sales of assets and impairment of inventory, loss on early extinguishment of long-term debt and all non-cash items in the Company's statements of operations, including depreciation, depletion and amortization, impairment of property and equipment, accretion of asset retirement obligations, amortization of deferred revenue from volumetric production payment, certain employee compensation and changes in fair value of derivatives. EBITDAX is not an alternative to net income (loss) or cash flow from operating activities, or any other measure of financial performance presented in conformity with GAAP.

The following table reconciles net income (loss) to EBITDAX:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011

Net income (loss)	$(7,176)	$74,523	$33,425	$109,316
Interest expense	9,786	8,717	27,817	24,304
Income tax expense (benefit)	(3,497)	41,544	18,558	60,693
Exploration:
Abandonments and impairments	306	1,256	2,292	2,307
Seismic and other	2,710	1,842	5,445	5,287
Net (gain) loss on sales of assets and impairment of inventory	101	65	(58)	(14,153)
Loss on early extinguishment of long-term debt	—	907	—	5,501
Depreciation, depletion and amortization	37,661	25,901	103,486	74,987
Impairment of property and equipment	—	5,035	5,711	9,459
Accretion of asset retirement obligations	1,069	706	2,628	2,077
Amortization of deferred revenue from volumetric production payment	(2,479)	—	(5,862)	—
Non-cash employee compensation	(2,194)	1,141	2,200	6,104
Unrealized (gain) loss on derivatives	20,511	(91,098)	(14,817)	(82,029)
	$56,798	$70,539	$180,825	$203,853

CLAYTON WILLIAMS ENERGY, INC. SUMMARY OF OPEN COMMODITY DERIVATIVES (Unaudited)

The following summarizes information concerning the Company’s net positions in open commodity derivatives applicable to periods subsequent to September 30, 2012.

	Oil		Gas
Swaps:	Bbls	Price	MMBtu (a)	Price
Production Period:
4th Quarter 2012	702,000	$90.40	—	$—
2013	1,913,000	$97.20	1,480,000	$3.34
2014	600,000	$99.30	—	$—
	3,215,000		1,480,000
_____

(a)	One MMBtu equals one Mcf at a Btu factor of 1,000.